John Hancock Life Insurance Company/(U.S.A.)

Attachment A

Broker Dealer

BD Name

1 Financial Marketplace Securities, LLC
1st Discount Brokerage, Inc.
1st Global Capital Corp.
1st Worldwide Financial Partners,LLC
3 Mark Equities, Inc.
A&F Financial Securities, Inc.
Abacus Investments, Inc.
Abshier Webb Donnelly & Baker, Inc.
Access Financial Group, Inc.
Access Investments, Inc.
ACE Diversified Capital, Inc.
Advanced Advisor Group, LLC
Adviser Dealer Services, Inc.
Advisory Group Equity Services Ltd.
Aegis Capital Corp.
Aegis Investments, Inc.
Affinity Investment Services, LLC
AHT Financial Group, Ltd.
AIS Financial, Inc.
Alamo Capital
Alaska Capital Management Corporation
Alerus Securities Corporation
Alexander Investment Services Co.
Allegheny Investments, Ltd.
Allegiance Capital, LLC
Allegiant Securities L.L.C.
Allen & Company of Florida, Inc.
Allen, Mooney & Barnes Brokerage Services, LLC
Alliance Advisory & Securities, Inc.
Alliance Affiliated Equities Corporation
Allied Asset Management, Inc.
Allstate Financial Services, LLC
Alternative Wealth Strategies, Inc.
Amegy Investments, Inc.
American Beacon Partners Inc.
American Capital Partners, LLC
American Equity Investment Corporation
American Financial Associates, Inc.
American Funds & Trust Incorporated
American Heritage Securities, Inc.
American Independent Securities Group, LLC
American Investors Company
American Investors Group, Inc.
American Municipal Securities, Inc.
American Network Securities Corp.
American Portfolios Financial Services, Inc.
American Wealth Management, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp
Anchor Bay Securities, LLC

Ancora Securities, Inc.
Anderson & Strudwick, Incorporated
Andrew Garrett Inc.
Antaeus Capital, Inc.
AON Benfield Securities, Inc.
Arete Wealth Management, LLC
Arlington Securities, Incorporated
Arma Financial Services, Inc.
Arque Capital, Ltd.
Arvest Asset Management
Ashton Garnett Securities, LLC (dba Valued Financial)
Ashton Young, Inc.
Askar Corp.
Assist Investment Management Company, Inc.
Associated Financial Services, Inc.
Associated Investment Services, Inc.
Associated Securities Corp.
Ausdal Financial Partners, Inc.
Avalon Investment & Securities Group Inc.
Aventura Securities, LLC
Avisen Securities, Inc.
Avondale Partners, LLC
AXA Advisors, LLC
Ayre Investments, Inc.
B. C. Ziegler And Company
B.B. Graham & Company, Inc.
Baker Tilly Capital, LLC
Ballew Investments, Inc.
BancorpSouth Investment Services, Inc.
BancWest Investment Services, Inc.
Bankers & Investors Co.
Bankoh Investment Services, Inc.
Bay Colony Securities Co., Inc.
Bay Mutual Financial, LLC
BB&T Investment Services, Inc.
BBVA Compass Investment Solutions, Inc
BCG Securities, Inc.
Beaconsfield Financial Services, Inc.
Beard Financial Services, Inc.
Bedminster Financial Group, Limited
Bellamah, Neuhauser and Barrett. Inc.
Benchmark Investments, Inc.
Benefit Funding Services, LLC
Benjamin F. Edwards & Company, Inc.
Bernard Herold & Co., Inc.
Berthel Fisher & Company Financial Services, Inc.
BestVest Investments, Ltd.
BFT Financial Group, LLC
BG Worldwide Securities, Inc.
BHK Securities, LLC
Bill Few Securities, Inc.
Birchtree Financial Services, Inc.

Birkelbach Investment Securities, Inc.
Black Oak Securities, Inc.
Blakeslee And Blakeslee Inc.
Bluffview Securities, L.P.
BMA Securities
BNY Mellon Securities LLC
Bodell Overcash Anderson & Co., Inc.
Boenning & Scattergood, Inc.
Bosc, Inc.
BPU Investment Management Inc.
Brandon Investments, Inc.
Brandt, Kelly & Simmons Securities LLC
Brazos Securities, Inc.
Brewer Financial Services, LLC
Brighton Securities Corp.
Bristol Financial Services, Inc.
Broker Dealer Financial Services Corp.
Brokers International Financial Services, LLC
brokersXpress LLC
Brown Advisory Securities, LLC
Brown Associates, Inc.
Brown, Lisle/Cummings, Inc.
Buckman, Buckman & Reid, Inc.
Bull & Bear Brokerage Services, Inc.
Burnham Securities Inc.
Buttonwood Partners, Inc.
C. G. Menk & Associates, Inc.
C.K. Cooper & Company, Inc.
Cadaret, Grant & Co., Inc.
Callaway Financial Services, Inc.
Calton & Associates, Inc.
Cambridge Investment Research, Inc.
Cambridge Legacy Securities L.L.C.
Camden Financial Services
Cammack LaRhette Brokerage, Inc.
Cantella & Co., Inc.
Canterbury Consulting Incorporated
Cape Securities, Inc.
CapFinancial Partners, LLC
Capital Analysts, Incorporated
Capital Brokerage Corporation
Capital City Securities, LLC
Capital Financial Services, Inc.
Capital Growth Resources
Capital Guardian, LLC
Capital Investment Brokerage, Inc.
Capital Investment Group, Inc.
Capital Management Securities, Inc.
Capital One Investment Services LLC
Capital Potfolio Management, Inc.
Capital Securities Investment Corporation
Capital West Securities, Inc.

CapitalQuest Securities, Inc.
Capitol Securities Management, Inc.
Capstone Investments
Capwealth Investment Services, LLC
CapWest Securities, Inc.
Cardinal Investments, Inc.
Carey, Thomas, Hoover, & Breault, Inc.
Carl P. Sherr & Co., LLC
Carolinas Investment Consulting LLC
Carter, Terry & Company, Inc.
Carty & Company, Inc.
Cary Street Partners LLC
Cascade Financial Management, Inc.
Cascade Investment Group, Inc.
Catholic Financial Services Corporation
CBIZ Financial Solutions, Inc.
CCF Investments, Inc.
CCO Investment Services Corp.
Cedar Creek Securities, Inc.
Celadon Financial Group LLC
Centara Capital Securities, Inc.
Centaurus Financial, Inc.
Centennial Securities Company, LLC
Center Street Securities, Inc.
Centerre Capital, LLC
Century Securities Associates, Inc.
Ceros Financial Services, Inc.
CFD Investments, Inc.
CG Brokerage L.L.C.
Chapin, Davis
Chase Investment Services Corp.
Chauner Securities, Inc.
Chelsea Financial Services
Choice Investments, Inc.
Christopher Weil & Company, Inc.
Chrysalis Capital Group LLC
CIG Securities
Citigroup Global Markets Inc.
City Securities Corporation
Clark Dodge & Co., Inc.
Clark Securities, Inc.
Clary Investment and Insurance Planning Corp.
Cleary Gull Inc.
Client One Securities, LLC
CMP Equities, Inc.
CMS Investment Resources, Inc.
Coastal Equities, Inc.
Coburn & Meredith, Inc.
Coker & Palmer, Inc.
Colony Park Financial Services LLC.
Colorado Financial Service Corporation
Comerica Securities, Inc.

Commerce Brokerage Services, Inc.
Commerce Square Trading, LLC
Commonwealth Financial Group, Inc.
Commonwealth Financial Network
Community Investment Services, Inc.
Compak Securities, Inc.
Compass Securities Corporation
Comprehensive Asset Management and Servicing, Inc.
Concorde Investment Services, LLC
Conover Securities
Consolidated Financial Investments, Inc.
Constellation Wealth Advisors LLC
Continental Investors Services, Inc.
Cooper Malone McClain, Inc.
Coordinated Capital Securities, Inc.
Cornerstone Institutional Investors, Inc.
Correll Co. Investment Services Corp.
Cost Containment Services, Inc.
Country Club Financial Services, Inc.
Courtlandt Securities Corporation
CP Capital Securities
CPI Capital
CPS Financial & Insurance Services, Inc.
Cresap Inc.
Crescent Securities Group, Inc.
Crews & Associates, Inc.
Crowell, Weedon & Co.
Crown Capital Securities, L.P.
Cullen Investment Group, Ltd.
Cumberland Brokerage Corporation
CUNA Brokerage Services, Inc.
Curbstone Financial Management Corporation
Curren & Company
Curtis Securities, LLC
CUSO Financial Services, L.P.
Cutter & Company, Inc.
CW Securities, LLC
D.A. Davidson & Co.
D.H. Hill Securities LLP
Dalton Strategic Investment Services Inc.
Dautrich, Seiler Financial Services, Inc.
Davenport & Company LLC
David A. Noyes & Company
Davinci Capital Management Inc.
Dawson James Securities, Inc.
DC Evans and Company, LLC
Delta Equity Services Corporation
Delta Trust Investments, Inc.
Dempsey Financial Network, Inc.
Dempsey Lord Smith, LLC
Despain Financial Corporation
Detwiler Fenton & Co.

Deutsche Bank Securities Inc.
DeWaay Financial Network, LLC
DFP Equities, Inc.
Dinosaur Securities, L.L.C.
Diversified Resources, LLC
Diversified Securities, Incorporated
Domestic Financial Services, Inc.
Dominick & Dominick LLC
Dominion Investor Services, Inc.
Don Alexander Investments, Inc.
Donegal Securities, Inc.
Dorsey & Company, Inc.
Dougherty & Company LLC
Duncan-Williams, Inc.
Eagle Equities, Inc.
Eagle One Investments, LLC
ECM Securities Corp.
Economy Securities, Incorporated
EDI Financial, Inc.
Edward Jones
Edwin C. Blitz Investments, Inc.
EK Riley Investments, LLC
Elish & Elish Inc.
Elliott Davis Brokerage Services, LLC
Eltekon Securities, LLC
Emerging Growth Equities, Ltd.
Emerson Equity LLC
Ensemble Financial Services, Inc.
Equinox Securities, Inc.
Equitable Advisors, Inc.
Equity Services, Inc.
Essex Financial Services, Inc.
Essex National Securities, Inc.
Essex Securities LLC
Evolve Securities, Inc.
E-W Investments, Inc.
Executive Services Securities, LLC
Exos Securities, LLC
Fairport Capital, Inc.
Family Investors Company
Farmers Financial Solutions, LLC
FAS Corp.
FB Equity Sales Corporation of Michigan
FBT Investments, Inc.
FCG Advisors, LLC
Feltl & Company
Fenwick Securities, Inc.
Fifth Third Securities, Inc.
Finance 500, Inc.
Financial Advisers of America, LLC
Financial Network Investment Corporation
Financial Paradigms, Inc.

Financial Planning Consultants, Inc.
Financial Security Management, Incorporated
Financial Telesis Inc
Financial West Group
Fintegra, LLC
First Allied Securities, Inc.
First American Capital and Trading Corporation
First Asset Financial Inc.
First Bankers’ Banc Securities, Inc
First Brokerage America, L.L.C.
First Capital Equities, Ltd.
First Citizens Financial Plus, Inc.
First Citizens Investor Services, Inc.
First Citizens Securities Corporation
First Dallas Securities Incorporated
First Financial Equity Corporation
First Financial Securities Of America, Inc.
First Heartland Capital, Inc.
First Independent Financial Services, Inc.
First Kentucky Securities Corporation
First Liberties Financial
First Midwest Securities, Inc.
First National Capital Markets
First Research Financial
First Savings Securities, Inc.
First Southeast Investor Services, Inc.
First Southwest Company
First State Financial Management, Inc.
First Tennessee Brokerage, Inc.
First Western Advisors
First Western Securities, Inc.
FirstMerit Financial Services, Inc.
Florida Investment Advisors
FMN Capital Corporation
FMSbonds, Inc.
FNB Brokerage Services, Inc.
FNBB Capital Markets, LLC
Folger Nolan Fleming Douglas Incorporated
Foothill Securities, Inc.
Foresight Investments, LLC
Foresters Equity Services, Inc.
Fortune Financial Services, Inc.
Fortune Securities, Inc.
Founders Financial Securities, LLC
Fourth Street Financial Group, Inc.
FPCM Securities, LLC
Freedom Investors Corp.
Frost Brokerage Services, Inc.
FSB Warner Financial, Inc.
FSC Securities Corporation
FSIC
Fulcrum Securities, Inc.

G - W Brokerage Group, Inc.
G & W Equity Sales, Inc.
G. A. Repple & Company
G.F. Investment Services, LLC
G.L.S. & Associates, Inc.
Galt Financial Group, Inc.
Garden State Securities, Inc.
Gardner Financial Services, Inc.
GBS Financial Corp.
GDC Securities, LLC
Geneos Wealth Management, Inc.
General Securities Corp
Genworth Financial Securities Corporation
Gerwin Group, Inc.
GFA Securities, LLC
Girard Partners, Ltd.
Girard Securities, Inc.
Glen Eagle Advisors LLC
Global Brokerage Services, Inc.
Globalink Securities, Inc.
GLP Investment Services, LLC
Goelzer Investment Management
Gold Coast Securities, Inc.
Goodwin Browning & Luna Securities, Inc.
Googins & Anton, Inc.
Gradient Securities, LLC
Grant Williams L.P.
GRB Financial, LLC
Great American Advisors, Inc.
Great American Investors, Inc.
Great Circle Financial
Great Nation Investment Corporation
Greenberg Financial Group
Greenbrier Diversified, Inc.
Gregory J. Schwartz & Co., Inc.
Gregory, Zent & Swanson, Inc.
GWN Securities Inc.
H. Beck, Inc.
H. C. Denison Co.
H.D. Brent & Company, Inc.
H.D. Vest Investment Services
Haas Financial Products, Inc.
Hahn Securities, Inc.
Halbert, Hargrove & Co.
Hancock Investment Services, Inc.
Hancock Securities Group, LLC
Hanson McClain Retirement Network, LLC
Hantz Financial Services, Inc.
Harbor Financial Services, LLC
Harbor Investment Advisory, LLC
Harbour Investments, Inc.
Harger & Company, Inc.

Harold Dance Investments
Harris Investor Services, Inc.
Harrison Douglas, Inc.
Harvest Capital LLC
Harvest Financial Corporation
Hazard & Siegel, Inc.
Hazlett, Burt & Watson, Inc.
HBW Securities LLC
Heartland Investment Associates, Inc.
Hefren-Tillotson, Inc.
Heim, Young & Associates, Incorporated
Henley & Company LLC
Herbert J. Sims & Co. Inc.
Heritage Financial Systems, Inc.
Herndon Plant Oakley, Ltd.
High Street Securities, Inc.
Highland Financial, Ltd
HighTower Securities, LLC
Hollencrest Securities, LLC
Holloway & Associates, Inc.
Horan Securities, Inc.
Hornor, Townsend & Kent, Inc.
Horwitz & Associates, Inc.
Howe Barnes Hoefer & Arnett, Inc.
HRC Investment Services, Inc.
HSBC Securities (USA) Inc.
Huckin Financial Group, Inc.
Hudson Heritage Capital Management, Inc.
Hunter Associates, Inc.
Huntleigh Securities Corporation
IBC Investments
IBN Financial Services, Inc.
IMS Securities, Inc.
Independence Capital Co. Inc.
Independent Financial Group, LLC
Indiana Merchant Banking and Brokerage Co., Inc.
Indiana Securities, LLC
Infinex Investments, Inc.
Infinity Securities, Inc.
ING Financial Advisers, LLC
ING Financial Partners, Inc.
Inlet Securities, LLC
Institutional Capital Management, Inc.
Institutional Securities Corporation
Integral Financial LLC
Integrated Trading And Investments, Inc.
Integrity Brokerage Services, Inc.
Intercarolina Financial Services, Inc.
Intercontinental Asset Management Group, LTD.
Interlink Securities Corp.
Intermountain Financial Services, Inc.
International Assets Advisory, LLC

International Financial Solutions, Inc.
International Money Management Group, Inc.
Interpacific Investors Services, Inc.
Intervest International Equities Corporation
Inverness Securities, LLC
Invest Financial Corporation
Investacorp, Inc.
Investment Architects, Inc.
Investment Centers of America, Inc.
Investment Network, Inc.
Investment Planners, Inc.
Investment Professionals, Inc.
Investment Security Corporation
Investors Capital Corp.
Investors Security Company, Inc.
J K R & Company, Inc.
J. Alden Associates, Inc.
J. K. Financial Services, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Turner & Company, L.L.C.
J.W. Cole Financial, Inc.
Jack V. Butterfield Investment Company
Jacques Financial, LLC
James C. Butterfield Inc.
James I. Black & Company
James T. Borello & Co.
Janney Montgomery Scott LLC
JBS Liberty Securities, Inc.
JDL Securities Corporation
JHS Capital Advisors, Inc.
John James Investments, Ltd.
Johnson Securities, Inc.
Johnston, Lemon & Co. Incorporated
JRL Capital Corporation
JTA Securities Management, Inc. dba Titan Securities
JVB Financial Group, LLC
K. W. Chambers & Co.
Kaiser and Company
Kalos Capital, Inc.
KCD Financial, Inc.
KCG Securities, LLC
Kercheville & Company, Inc.
Key Investment Services LLC
Keybanc Capital Markets Inc.
Kingsbridge Capital Corp.
KMS Financial Services, Inc.
Kovack Securities Inc.
KW Securities Corporation
L & M Financial Services
L.M. Kohn & Company
L.O. Thomas & Co. Inc.
Labrunerie Financial Services, Inc.

Landaas & Company
Landmark Investment Group, Inc.
Landolt Securities, Inc.
Langdon Shaw Securities, Inc.
Lara, Shull & May, LLC
Larimer Capital Corporation
Larson Financial Securities, LLC
LarsonAllen Financial, LLC
LaSalle St Securities, L.L.C.
Leerink Swann LLC
Legacy Asset Securities, Inc.
Legend Equities Corporation
Legend Securities, Inc.
Leigh Baldwin & Co., LLC
Leonard & Company
Leumi Investment Services Inc.
Lewis Financial Group, L.C.
Lexington Investment Company, Inc.
Liberty Capital Investment Corporation
Liberty Group, LLC
Liberty Partners Financial Services, LLC
Lieblong & Associates, Inc.
Lifemark Securities Corp.
Lighthouse Capital Corporation
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
Lockton Financial Advisors, LLC
Lombard Securities Incorporated
Long Island Financial Group, Inc.
Loria Financial Group, LLC
Lowell & Company, Inc.
LPL Financial Corporation
Lucien, Stirling & Gray Financial Corporation
M Holdings Securities, Inc.
M&I Financial Advisors, Inc.
M&T Securities, Inc.
Mack Investment Securities, Inc.
Madison Avenue Securities, Inc.
MAFG RIA Services, Inc.
Magner Securities, LLC
Manarin Securities Corporation
Maplewood Investment Advisors, Inc.
Marc J. Lane & Company
Marquis Financial Services, Inc.
Mason Securities, Inc.
May Capital Group, L.L.C.
MBM Securities, Inc.
McAdams Wright Ragen, Inc.
McClurg Capital Corporation
MCL Financial Group, Inc.
McNally Financial Services Corporation

Means Investment Co., Inc.
Mercer Allied Company, L.P.
Meridian United Capital LLC
Meridien Financial Group, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrimac Corporate Securities, Inc.
Mesirow Financial, Inc.
Metlife Securities Inc.
Meyers Associates, L.P.
MHA Financial Corp
Michigan Securities, Inc.
Mid Atlantic Capital Corporation
MidAmerica Financial Services, Inc.
Mid-Atlantic Securities, Inc.
Midsouth Capital, Inc.
Midwestern Securities Trading Company, LLC
Milestone Investments, Inc.
Milkie/Ferguson Investments, Inc.
Mitre Group, LLC
MMC Securities Corp.
MML Investors Services, Inc.
Moloney Securities Co., Inc.
Money Concepts Capital Corp
Money Management Advisory, Inc.
Montecito Advisors, Inc.
Moors & Cabot, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Morris Group, Inc.
Moss Adams Securities & Insurance LLC
MTL Equity Products, Inc.
Multi-Financial Securities Corporation
Multiple Financial Services, Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Securities, Inc.
Mutual Service Corporation
Mutual Trust Co. of America Securities
MWA Financial Services Inc.
National Planning Corporation
National Securities Corporation
Nations Financial Group, Inc.
Nationwide Planning Associates Inc.
Nationwide Securities, LLC
Navy Federal Brokerage Services, LLC
NBC Securities, Inc.
NDX Trading, Inc.
Neidiger, Tucker, Bruner, Inc.
Nelnet Capital LLC
Nelson Ivest Brokerage Services, Inc.
Nelson Securities, Inc.
Network 1 Financial Securities Inc.
New England Securities

New Horizons Asset Management Group, LLC
NewAlliance Investments, Inc.
Newbridge Securities Corporation
Newport Coast Securities, Inc.
Newport Group Securities, Inc.
Nexity Financial Services, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
NGC Financial, LLC
Ni Advisors
NIA Securities, L.L.C.
Nicol Investors Corporation
Noesis Capital Corp.
Nollenberger Capital Partners Inc.
North Ridge Securities Corp.
North Star Investment Services, Inc.
Northeast Securities, Inc.
Northern Lights Distributors, LLC
Northland Securities, Inc.
NorthStar Financial Partners, Inc.
Northwestern Mutual Investment Services, LLC
NPA Financial Services, Inc.
NPB Financial Group, LLC
Nutmeg Securities, Ltd.
NYLife Securities LLC
Oak Tree Securities, Inc.
Obsidian Financial Group, LLC
OFG Financial Services, Inc.
Ogilvie Security Advisors Corporation
Ohanesian / Lecours, Inc.
Omega Securities, Inc.
Omni Brokerage, Inc.
Omni Financial Securities, Inc.
Omnivest, Inc.
OneAmerica Securities, Inc.
Online Brokerage Services, Inc.
Oppenheimer & Co. Inc.
P.J. Robb Variable Corporation
Pacific Financial Associates, Inc.
Pacific West Securities, Inc.
Packerland Brokerage Services, Inc.
Painter, Smith and Gorian Inc.
Pariter Securities, LLC
Park Avenue Securities LLC
Parsonex Securities, Inc.
Partnervest Securities, Inc.
Paulson Investment Company, Inc.
Peachtree Capital Corporation
Pelion Securities Corporation
Penates Group, Inc.
Penn Plaza Brokerage, Ltd.
Pentegra Distributors, Inc.

People’s Securities, Inc.
Perkins, Smart & Boyd, Inc.
Perrin, Holden and Davenport Capital Corp.
Perryman Securities, Inc.
Petersen Investments, Inc.
Phoenix Equity Planning Corporation
Pinnacle Equity Management, Inc.
Pinnacle Financial Group, LLC
PlanMember Securities Corporation
Planned Investment Co., Inc.
PMK Securities & Research, Inc.
PNC Investments, LLC
Portfolio Advisors Alliance, Inc.
Portfolio Resources Group, Inc.
PPA Investments, Inc.
Preferred Client Group, Inc.
Presidential Brokerage, Inc.
Presidio Financial Services, Inc.
Prim Securities, Incorporated
Prime Capital Services, Inc.
PrimeSolutions Securities, Inc.
Primevest Financial Services, Inc.
Principle Advisors, Inc.
Princor Financial Services Corporation
Private Client Services, LLC
ProEquities, Inc.
Professional Asset Management, Inc.
Profinancial, Inc.
Prospera Financial Services, Inc.
Protected Investors of America
PSA Equities, Inc.
PTS Brokerage, LLC
Puplava Securities, Inc.
Puritan Brokerage Services, Inc.
Purshe Kaplan Sterling Investments
PWA Securities, Inc.
QA3 Financial Corp.
Queens Road Securities, LLC
Quest Capital Strategies, Inc.
Quest Securities, Inc.
Questar Capital Corporation
R. Seelaus & Co., Inc.
R.M. Stark & Co., Inc.
R.T. Jones Capital Equities, Inc.
RA Bench Securities, Inc.
Rampart Financial Services, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
RDM Investment Services, Inc.
Red Capital Markets, LLC
Regal Securities, Inc.

Regency Securities, Inc.
Register Financial Associates, Inc.
Resource Horizons Group LLC
Retirement Capital Group Securities, Inc.
Rhodes Securities, Inc.
Rice Pontes Capital, Inc.
Richey Financial Group, Inc.
Richfield Orion International, Inc.
Riedl First Securities Company of Kansas
Riverstone Wealth Management, Inc.
RMJB, Inc.
RNR Securities, L.L.C.
Robert W. Baird & Co. Incorporated
Rockwell Global Capital, LLC
Rogan & Associates, Inc.
Rothman Securities, Inc.
Rothschild Investment Corporation
Royal Alliance Associates, Inc.
Royal Securities Company
Rydex Distributors, Inc.
S.G. Long & Company
S.L. Reed & Company
Safeguard Securities, Inc.
Sage Southeastern Securities, Inc.
Sage, Rutty & Co., Inc.
SagePoint Financial, Inc.
Sammons Securities Company, LLC
San Francisco Securities, Inc.
Sanders Morris Harris Inc
Sandgrain Securities, Inc.
Saunders Retirement Advisors, Inc.
Saxony Securities, Inc.
Saybrus Equity Services, Inc.
SCF Securities, Inc.
Scott & Stringfellow, LLC
Scott T. Taylor
Scottsdale Capital Advisors Corp
Securian Financial Services, Inc.
Securities America, Inc.
Securities Equity Group
Securities Network LLC
Securities Service Network, Inc.
SEI Investments Distribution Co.
Selkirk Investments, Inc.
Sentinel Securities, Inc.
Shareholders Service Group, Inc.
Shin Han Global Securities
SICOR Securities Inc
Sigma Financial Corporation
Signal Securities, Inc.
Signator Investors, Inc.
Signature Securities Group Corporation

SII Investments, Inc.
Silver Oak Securities, Incorporated
Sisung Securities Corporation
SKA Securities, Inc.
Slavic Investment Corporation
Sloan Securities Corp.
Smith Hayes Financial Services Corporation
Smith, Brown & Groover, Inc.
Smith, Moore & Co.
SNC Capital Management Corp.
Sorrento Pacific Financial, LLC
Source Capital Group, Inc.
Southeast Investments N.C. Inc.
Southern Trust Securities, Inc.
Southwest Securities, Inc.
Spectrum Capital, Inc.
Spire Securities, LLC
St. Bernard Financial Services, Inc.
Stanford Investment Group, Inc.
Stanley Laman Group Securities, LLC
Stephens Inc.
Sterling Enterprises Group, Inc.
Sterling Monroe Securities, LLC
Stern Brothers & Co.
Sterne Agee Financial Services, Inc.
Sterne, Agee & Leach, Inc.
Steven L. Falk & Associates Inc.
Stifel, Nicolaus & Company, Incorporated
Stockcross Financial Services
Stone & Youngberg LLC
Stonnington Group, LLC
Strongtower Financial, Inc.
Success Trade Securities Inc.
Summit Brokerage Services, Inc.
Summit Equities, Inc.
SummitAlliance Securities L.L.C.
Sunbelt Securities, Inc.
Sunset Financial Services, Inc.
Sunstreet Securities, LLC
SunTrust Capital Markets, Inc.
Suntrust Investment Services, Inc.
Superior Financial Services, Inc.
SWBC Investment Services, LLC
SWS Financial Services
Sycamore Financial Group
Symetra Investment Services, Inc.
Symphonic Securities LLC
Syndicated Capital, Inc.
Synergy Investment Group, LLC
Synovus Securities, Inc.
T.S. Phillips Investments, Inc.
Tandem Securities, Inc.

Taylor Securities, Inc.
TD Ameritrade
Teckmeyer Financial Services, L.L.C.
Telemus Investment Brokers, LLC
TFS Securities, Inc.
The Bond House
The Capital Group Securities, Inc.
The Enterprise Securities Company
The Garbacz Group Inc
The GMS Group, LLC
The Huntington Investment Company
The Investment Center, Inc.
The Investment Counsel Company of Nevada
The Leaders Group, Inc.
The New PenFacs Inc.
The O.N. Equity Sales Company
The Oak Ridge Financial Services Group, Inc.
The Strategic Financial Alliance, Inc.
The Tavenner Company
Thomas McDonald Partners, LLC
Thomas Weisel Partners LLC
ThomasLloyd Capital LLC.
Thompson Davis & Co., Inc.
Thornes & Associates, Inc. Investment Securities
Thoroughbred Financial Services, LLC
Thrasher & Company, Inc.
Thrivent Investment Management Inc.
Thurston, Springer, Miller, Herd & Titak, Inc.
TIAA-CREF & Institutional Services, LLC
TimeCapital Securities Corporation
Torrey Pines Securities, Inc.
Tower Square Securities, Inc.
Trade-PMR Inc.
Transam Securities, Inc.
Transamerica Financial Advisors, Inc. (new)
Triad Advisors, Inc.
Triangle Securities, LLC
Tricor Financial, LLC
Trinity Wealth Securities, L.L.C.
Triune Capital Advisors, LLC
Trubee, Collins & Co., Inc.
TrueNorth Securities, Inc.
Trustcore Investments, Inc.
Trustmont Financial Group, Inc.
TWS Financial, LLC
U.S. Bancorp Investments, Inc.
U.S. Brokerage, Inc.
UBS Financial Services Inc.
UMB Financial Services, Inc.
Umpqua Investments, Inc.
Unified Financial Securities, Inc.
Union Capital Company

UnionBanc Investment Services, LLC
United Brokerage Services, Inc.
United Planners’ Financial Services of America A Limited Partner
Universal Financial Services Inc.
Univest Investments, Inc.
USA Financial Securities Corporation
USI Securities, Inc.
Uvest Financial Services Group, Inc.
UW Investment Services
VALIC Financial Advisors, Inc.
Valley Forge Asset Management Corp.
Valley National Investments, Inc.
Valmark Securities, Inc.
Valor Financial Securities LLC
Vanderbilt Securities, LLC
Vanguard Capital
Variable Investment Advisors, Inc.
Veritrust Financial, LLC
Verity Investments, Inc.
Vestech Securities, Inc.
VFIC Securities, Inc.
VFinance Investments, Inc
Vision Brokerage Services, LLC
Vision Investment Services, Inc.
Visun Securities Corporation
Vorpahl Wing Securities
VSR Financial Services, Inc.
W R Rice Financial Services, Inc.
W.H. Colson Securities, Inc.
W.R. Taylor & Company, LLC
Waddell & Reed, Inc.
Wall and Company Securities, Inc.
Wall Street Financial Group, Inc.
Wall Street Money Center Corp.
Walnut Street Securities, Inc.
Washington Securities Corporation
Waterford Investor Services, Inc.
Waterstone Financial Group, Inc.
Waveland Capital Partners, LLC
Wayne Hummer Investments L.L.C.
WBB Securities, LLC
Weaver Tidwell Capital, LLC
Wedbush Morgan Securities Inc.
Wedgewood Partners, Inc.
Weitzel Financial Services, Inc.
Weller, Anderson & Co., Ltd.
Wellington Shields & Co., LLC
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors, LLC
Wells Fargo Insurance Services Investment Advisors, Inc. (NEW)
Wells Fargo Investments, LLC
Wesbanco Securities, Inc.

Wescom Financial Services LLC
Western Equity Group, Inc.
Western International Securities, Inc.
Western Strategic Advisors, LLC
Westminster Financial Securities, Inc.
Weston Securities Corporation
Westport Capital Markets, LLC
Westport Financial Services, L.L.C.
Westport Resources Investment Services, Inc.
WFG Investments, Inc.
WFP Securities
White Mountain Capital, LLC
White Pacific Securities, Inc.
Whitehall-Parker Securities, Inc.
Wilbanks Securities, Inc.
Wiley Bros.-Aintree Capital, LLC
Wilmington Brokerage Services Company
Wilmington Capital Securities, LLC
Winebrenner Capital Partners, LLC
Winslow, Evans & Crocker, Inc.
WJ Lynch Investor Services LLC
Wolf Financial Management, LLC
Wood (Arthur W.) Company, Inc.
Woodbury Financial Services, Inc.
Woodlands Securities Corporation
Woodstock Financial Group, Inc.
Workman Securities Corporation
World Capital Brokerage, Inc.
World Choice Securities, Inc.
World Equity Group, Inc.
World Group Securities, Inc.
World Trend Financial Planning Services, Ltd.
Worth Financial Group, Inc.
WRP Investments, Inc.
Wunderlich Securities, Inc.
WWK Investments, Inc.
Xtent Financial Group, Inc.
Young, Stovall and Company
Zions Direct, Inc.
Ziv Investment Company